UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2013

Date of Report (Date of earliest event reported)

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Valley Drive

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

(415) 715-3900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

a) On November 22, 2013, our Annual Meeting of Stockholders was held in Brisbane, California. There were 79,062,729 shares of our common stock outstanding and entitled to vote at the meeting, and of such shares, there were 62,321,845 shares present in person or represented by proxy at the meeting.

b) The following directors were elected:

	For	Withheld
Barbara Bass	60,902,590	1,419,255
Steve Birkhold	61,441,100	880,745
Cynthia Cohen	61,323,102	998,743
Corrado Federico	60,903,760	1,418,085
Manny Mashouf	61,043,027	1,278,818
Narender Singh	61,860,847	460,998
Caden Wang	61,609,330	712,515

There were no abstentions.

c) The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending July 5, 2014 was ratified with 61,560,577 votes in favor and 679,256 votes against. There were 82,012 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2013	bebe stores, inc.

	By:	/s/ Larry Smith
	Name:	Larry Smith
	Title:	Senior Vice President, General Counsel